Exhibit 10.1
EIGHTH AMENDMENT TO CREDIT AGREEMENT
          EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 15, 2009 (this “Amendment”), among VISTEON CORPORATION, a Delaware corporation (the “Company”), each subsidiary of the Company party hereto as a borrower (together with the Company, each a “Borrower” and, collectively, the “Borrowers”), each other subsidiary of the Company party hereto, FORD MOTOR COMPANY (the “Lender’’), as sole Lender and Swingline Lender, and THE BANK OF NEW YORK MELLON (“BNYM”), as Administrative Agent.
W I T N E S S E T H:
          WHEREAS the Borrowers, the Lenders party thereto, and JPMorgan Chase Bank, N.A. (“JPMorgan”), as the original Administrative Agent, Issuing Bank and original Swingline Lender, have entered into that certain Credit Agreement, dated as of August 14, 2006, as amended, supplemented or modified by that certain First Amendment to Credit Agreement and Consent, dated as of November 27, 2006, that certain Second Amendment to Credit Agreement and Consent, dated as of April 10, 2007, that certain Third Amendment to Credit Agreement, dated as of March 12, 2008, that certain Fourth Amendment and Limited Waiver to Credit Agreement and Amendment to Security Agreement, dated as of March 31, 2009, that certain Fifth Amendment to Credit Agreement dated as of May 13, 2009, that certain Sixth Amendment to Credit Agreement dated as of May 13, 2009, and that certain Seventh Amendment to Credit Agreement dated May 21, 2009 (as so amended, supplemented or modified, the “Credit Agreement”); capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement;
          WHEREAS, the Lender has appointed BNYM as the successor Administrative Agent and JPMorgan has assigned and transferred its rights and duties as Administrative Agent to BNYM, and BNYM has accepted and assumed those rights and duties, pursuant to a Successor Agent Agreement dated July 15, 2009; and
          WHEREAS, the Borrowers, the Lender and the Swingline Lender desire to, and the Lender has directed the Administrative Agent to, amend the Credit Agreement as provided for herein on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS
          Section 1.1 Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
               (a) The following new defined terms are hereby inserted in proper alphabetical order:
     “BNYM” means The Bank of New York Mellon, a New York banking corporation, in its individual capacity, and its successors.

               (b) The following defined terms are hereby amended and restated as follows:
     “Fee Letter” means that certain Fee Letter, dated as of July 15, 2009, between the Company and BNYM.
     “Prime Rate” means the rate of interest per annum publicly announced from time to time by BNYM as its prime rate; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.
     “Term Loan Facility” means the Credit Agreement, dated as of June 13, 2006, among the Company, the lenders party thereto, Wilmington Trust FSB (as successor-in-interest to JPMorgan), a federal savings bank, as administrative agent, and the other agents party thereto, as amended, restated, supplemented or modified from time to time.
          Section 1.2 Amendment to Section 2.01 (b). Section 2.01 (b) of the Credit Agreement is hereby amended in its entirety to read as follows:
          “(b) [RESERVED].”
          Section 1.3 Amendment to Article VIII. Article VIII of the Credit Agreement is hereby amended by adding the following paragraphs immediately after the third paragraph of such Article VIII (and, for the avoidance of doubt, the existing paragraphs four through nine of such Article VIII shall become paragraphs fifteen through twenty):
     “The Administrative Agent will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Loan Documents. The Administrative Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them, so long as they are appointed with due care.
     No provision of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby shall require the Administrative Agent to: (A) expend or risk its own funds or provide indemnities in the performance of any of its duties hereunder or the exercise of any of its rights or power or (B) otherwise incur any financial liability in the performance of its duties or the exercise of any of its rights or powers except for such liability, if any, arising out of the Administrative Agent’s gross negligence or willful misconduct in the performance of its duties hereunder as determined by a final non-appealable judgment of a court of competent jurisdiction.
     The Administrative Agent shall not be responsible for (A) perfecting, maintaining, monitoring, preserving or protecting the security interest or Lien granted under this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, (B) the filing, re-filing, recording, re-recording or continuing or any document, financing statement, mortgage, assignment, notice, instrument of further assurance or other instrument in any public office at any time or times or (C) providing, maintaining, monitoring or preserving insurance on or the payment of taxes with respect to any of the Collateral. Lenders shall be responsible for assuring themselves with respect to the completion or satisfaction of the actions described in items (A) through (C) whether carried out by Borrowers or Lenders.

     The Administrative Agent shall not be required to qualify in any jurisdiction in which it is not presently qualified to perform its obligations as Administrative Agent.
     The Administrative Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement or the other Loan Documents arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; business interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action.
     Subject to Section 8.2 of the Security Agreement, beyond the exercise of reasonable care in the custody of the Collateral in its possession, the Administrative Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Administrative Agent will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral. Subject to Section 8.2 of the Security Agreement, the Administrative Agent will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Administrative Agent will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Administrative Agent in good faith.
     The Administrative Agent will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Administrative Agent, as determined by a court of competent jurisdiction in a final, nonappealable order, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Administrative Agent hereby disclaims any representation or warranty to the present and future holders of the Obligations concerning the perfection of the Liens granted hereunder or in the value of any of the Collateral.
     In the event that the Administrative Agent is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Administrative Agent’s sole discretion may cause the Administrative Agent to be considered an “owner or operator” under any environmental laws or otherwise cause the Administrative Agent to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Administrative Agent reserves the right, instead of taking such action, either to resign as Administrative Agent or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Administrative Agent will not be liable to any person for any Environmental Liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Administrative Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

     The Administrative Agent has accepted and is bound by the Loan Documents executed by the Administrative Agent as of the date of this Agreement (including, without limitation, the Fee Letter) and, as directed in writing by the Required Lenders, the Administrative Agent shall execute additional Loan Documents delivered to it after the date of this Agreement; provided, however, that such additional Loan Documents do not adversely affect the rights, privileges, benefits and immunities of the Administrative Agent. The Administrative Agent will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing the Obligations (other than this Agreement, the Fee Letter and the other Loan Documents to which the Administrative Agent is a party).
     The Administrative Agent may at any time solicit written confirmatory instructions from the Required Lenders or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Loan Documents.”
          Section 1.4 Amendment to Section 9.01 (a). Section 9.01 (a) of the Credit Agreement is hereby amended in its entirety to read as follows:
     “(a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing (including by telecopy) and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:
(i)	if to any Borrower, to the Borrower Representative at:

Visteon Corporation One Village Center Drive Van Buren Township, MI 48111 Attention: Treasurer Facsimile No: 734-736-5563

with a copy to:

Kirkland & Ellis LLP 300 N. LaSalle Chicago, IL 60654 Attention: Linda K. Myers, P.C. Facsimile No: 312-862-2200

(ii)	if to the Issuing Bank, to:

JPMorgan Chase Bank, N.A. at: Loan and Agency Services Group 111 Fannin Street 10th Floor Houston, TX 77002 Attention: Andrew Perkins Facsimile No: 713-750-2223

and at:

270 Park Avenue 4th Floor New York, NY 10017 Attention: Robert Kellas Facsimile No: 212-270-5100

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP 333 West Wacker Drive Suite 1400 Chicago, IL 60606 Attention: Seth E. Jacobson Facsimile No: 312-407-0411

(iii)	if to the Lender, or the Swingline Lender, to:

Ford Motor Company 5500 Auto Club Drive Mail Drop 415-3E462 Dearborn, MI 48126 Attention: William R. Strong Facsimile No: (313) 206-7044

and:

Ford Motor Company Office of the General Counsel 1 American Road, Suite 323WHQ Dearborn, MI 48126 Attention: Daniella Saltz Facsimile No: (313) 337-3209

with a copy to:

Miller Canfield Paddock and Stone PLC 150 West Jefferson, Suite 2500 Detroit, MI 48226 Attention: Stephen LaPlante Facsimile No: (313) 496-7500

(iii)	if to the Administrative Agent:

The Bank of New York Mellon 600 East Las Colinas Blvd., Suite 1300 Irving, Texas 75039 Attention: Melinda Valentine Facsimile No: (972) 401-8567

with copy to:

Emmet Marvin & Martin LLP 120 Broadway 32nd Floor New York, New York 10271 Attention: Ms. Elizabeth M. Clark Facsimile No: (212) 238-3100

(iv)	if to any other Lender, to it at its address or facsimile number set forth in its Administrative Questionnaire.
All such notices and other communications (i) sent by hand or overnight courier service shall be deemed to have been duly given or made when delivered, (ii) mailed by certified or registered mail, shall be deemed to have been given three Business Days after being deposited in the mail or (iii) sent by facsimile shall be deemed to have been given when received, provided that any notice or demand to or upon the Administrative Agent, the Issuing Bank or the Lenders pursuant to Sections 2.02 through 2.08 shall not be effective until received.”
          Section 1.5 Amendment to Section 9.03. Section 9.03 of the Credit Agreement is hereby amended by deleting clauses (b) and (c) and replacing such clauses in their entirety with the following:
     “(b) The Borrowers shall, jointly and severally, indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Materials of Environmental Concern on or from any property owned or operated by any Borrower or any of their Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of their Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (all the foregoing in this Section 9.03 (b), “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Indemnified Liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have (a) resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee, (b) resulted from the breach of such Indemnitee (other than The Bank of New York Mellon in its capacity as the Administrative Agent and its Related Parties) of its obligations under any Loan Document, or (c) arisen from a dispute solely between the Lenders and not involving the Administrative Agent (in its capacity as such in any manner) or the Borrower; provided, further, that such reimbursement obligations shall be limited to one counsel for the Administrative Agent (which shall be selected by the Administrative Agent) and one counsel for the Lenders (and, to the extent necessary as determined by the Administrative Agent, one or more local counsel) unless there is a conflict of interest with respect to a particular Indemnitee, in which case such Indemnitee shall be reimbursed for its own counsel. Without limiting the foregoing, and to the extent permitted by applicable law, each Borrower agrees not to assert and to cause its Subsidiaries not to assert, and each Borrower hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. If any suit, action, proceeding, claim or demand shall be brought or asserted against any Indemnitee (other than the Administrative Agent, the Issuing Bank and each of their Related Parties) with respect to the matters covered by the Borrowers’ indemnification in this Agreement, (i) such Indemnitee shall promptly notify the Borrower Representative thereof and (ii) to the extent not precluded by a conflict of interest or other duties binding on it, such Indemnitee shall work cooperatively with the Borrower Representative with a view toward minimizing the legal and other expenses associated with any defense and any potential settlement or judgment, which cooperation shall include (A) the use of a single counsel selected by such Indemnitee and reasonably acceptable to the Borrower Representative (so long as such Indemnitee, in its reasonable judgment, does not believe that the use of a single counsel is not reasonably practicable or, based on the advice of counsel, disadvantageous from a legal perspective) and (B) regular consultation with the Borrower Representative (and, to the extent a single counsel is not used, its counsel) upon the reasonable request of the Borrower Representative with regard to the management of any litigation and the negotiation of any potential settlement, in order to afford the Borrower Representative (and, to the extent a single counsel is not used, its counsel) reasonable opportunities to participate in the consideration of material decisions with respect thereto.
     (c) Each Lender severally agrees to indemnify the Administrative Agent, the Issuing Bank and each of its Related Parties (each, an “Indemnitee Agent Party”), to the extent that such Indemnitee Agent Party shall not have been reimbursed by the Borrowers, for and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Indemnitee Agent Party in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as such Indemnitee Agent Party in any way relating to or arising out of this Agreement or the other Loan Documents, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY, OR SOLE NEGLIGENCE OF THE ADMINISTRATIVE AGENT OR ISSUING BANK, as applicable, provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Indemnitee Agent Party’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, nonappealable order. If any indemnity furnished to any Indemnitee Agent Party for any purpose shall, in the opinion of such Indemnitee Agent Party, be insufficient or become impaired, such Indemnitee Agent Party may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided this sentence shall not be deemed to require any Lender to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence. Each Lender acknowledges and agrees that for the purposes of this Section 9.03, whenever the Administrative Agent is entitled to retain counsel, such counsel shall be of the Administrative Agent’s own selection and, to the extent such fees and expenses are not paid by the Borrowers in accordance with this Section 9.03, the fees and expenses of that counsel shall be within the indemnification provided under this Section (c).”

ARTICLE II
CONDITIONS TO CLOSING
          This Amendment shall become effective when the Borrowers, the Administrative Agent and the Required Lenders have delivered a duly executed counterpart of this Amendment to the Administrative Agent.
ARTICLE III
MISCELLANEOUS
          Section 3.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. All references to the Issuing Bank in the Loan Documents shall continue to refer to JPMorgan. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. This Amendment shall constitute an amendment only and shall not constitute a novation with regard to the Credit Agreement or any other Loan Document.
          Section 3.2 No Representations by Lender or Administrative Agent. The Borrowers hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by the Lender or the Administrative Agent, other than those expressly contained herein, in entering into this Amendment.
          Section 3.3 Representations of the Borrowers. Each Borrower represents and warrants to the Administrative Agent and the Lender that
     (a) the representations and warranties set forth in the Loan Documents (including with respect to this Amendment and the Credit Agreement as amended hereby) are true and correct in all material respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true and correct in all material respects as of such date, and except that the Borrowers make no representation (i) as to the continued accuracy of the representation and warranty contained in Section 3.02 of the Credit Agreement and (ii) with respect to the second sentence of Section 3.07 of the Credit Agreement, the Specified Default (as defined in the Fourth Amendment and Limited Waiver),
     (b) other than the Specified Default (as defined in the Fourth Amendment and Limited Waiver) and the Events of Default described on Schedule I to this Amendment (the “Additional Specified Defaults”), no Default or Event of Default has occurred and is continuing,
     (c) the execution, delivery and performance of this Amendment and the performance of the Credit Agreement as modified by this Amendment will not violate any provision of law, any order of any court or other agency of government, the formation or governing documents of any Borrower or any of its Subsidiaries, or any provision of any indenture, note, agreement or other instrument to which any

Borrower or any of its Subsidiaries is a party, or by which it or any of its properties or assets are bound, and the court in which the Bankruptcy Proceeding (as defined on Schedule I to this Amendment) is continuing has issued orders that grant the Borrowers the authority to execute and deliver this Amendment, and those orders remain in effect on the date hereof,
     (d) the execution, delivery and performance of this Amendment and the performance of the Credit Agreement as modified by this Amendment will not be in conflict with, result in a breach of or constitute (with or without notice or passage of time) a default under any such indenture, note, agreement or other instrument, and
     (e) this Amendment constitutes, and any of the documents required herein will constitute upon execution and delivery, legal, valid, and binding obligations of each Borrower and each of their Subsidiaries party hereto or thereto, each enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
          Section 3.4 Borrower Representative. The Borrowers hereby agree that the Successor Agent Agreement dated as of even date herewith, by and among JPMorgan, BNYM, Lender, and the Company is deemed to be a Loan Document as defined in the Credit Agreement, and the Company, as the Borrower Representative, has the authority to enter into such Successor Agent Agreement on behalf of the Borrowers.
          Section 3.5 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lender and the Administrative Agent.
          Section 3.6 Headings; Entire Agreement. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein and supersedes all previous communications and negotiations with regard to the subject matter hereof. No representation, undertaking, promise, or condition concerning the subject matter hereof shall be binding upon the Administrative Agent or any other Secured Party unless clearly expressed in this Amendment or in the other documents referred to herein. No agreement which is reached herein shall give rise to any claim or cause of action except for breach of the express provisions of a legally binding written agreement.
          Section 3.7 Severability. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
          Section 3.8 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or email with an attached signature page in Adobe pdf format shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 3.9 Costs and Expenses. Subject to the terms set forth in Section 9.03 of the Credit Agreement, the Borrowers agree, jointly and severally, to reimburse the Administrative Agent for reasonable, documented out of pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable documented fees and other reasonable charges and disbursements of one counsel for the Administrative Agent (and such other local and foreign counsel as shall be reasonably required), in connection with this Amendment.
          Section 3.10 Governing Law. The whole of this Amendment and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York.
[Remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS: VISTEON CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

ARS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

FAIRLANE HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
Title: Assistant Treasurer

GCM/VISTEON AUTOMOTIVE SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

GCM/VISTEON AUTOMOTIVE LEASING SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

HALLA CLIMATE SYSTEMS ALABAMA CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

INFINITIVE SPEECH SYSTEMS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON REMANUFACTURING, INCORPORATED
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

SUNGLAS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VC AVIATION SERVICES, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VC REGIONAL ASSEMBLY & MANUFACTURING, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

VISTEON AC HOLDINGS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON CLIMATE CONTROL SYSTEMS LIMITED
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON DOMESTIC HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON FINANCIAL CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON GLOBAL TECHNOLOGIES, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON GLOBAL TREASURY, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

VISTEON INTERNATIONAL BUSINESS DEVELOPMENT, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON LA HOLDINGS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON TECHNOLOGIES, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

TYLER ROAD INVESTMENTS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

MIG-VISTEON AUTOMOTIVE SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

OASIS HOLDINGS STATUTORY TRUST

By: U.S. Bank National Association (successor to State Street Bank and Trust Company of Connecticut, National Association), not in its individual capacity, but solely as trustee

By	/s/ David W. Doucette
	Name:	David W. Doucette
	Title:	Vice President

OTHER GRANTORS: VISTEON ASIA HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON AUTOMOTIVE HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON EUROPEAN HOLDINGS CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

VISTEON INTERNATIONAL HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

THE BANK OF NEW YORK MELLON as Administrative Agent
By	/s/ Melinda Valentine
	Name:	Melinda Valentine
	Title:	Vice President

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

FORD MOTOR COMPANY, as Lender
By	/s/ Michael L. Seneski
Name: Michael L. Seneski
Title: Assistant Treasurer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO CREDIT AGREEMENT]

Schedule I
1. The Default and Event of Default arising from the Borrowers filing of a petition to commence the proceeding entitled In re: Visteon Corporation, et al., Case No. 09-11786 (CSS) (“Bankruptcy Proceeding”).
2. The Default and Event of Default arising under Article VII(c), (f) and (g) from Borrowers’ failure to comply with Sections 3.02, 3.07 and 4.02(b) of the Credit Agreement.
3. The Default and Event of Default arising under Article VII(g) from Borrowers’ failure to comply with the terms of the Term Loan Facility Documents due to their commencement of the Bankruptcy Proceeding.
3. Any Defaults and/or Events of Default that have arisen or would otherwise arise under the Loan Documents as a result of the occurrence and continuance of the Additional Specified Defaults (including, without limitation (A) failure to provide proper notice of such Additional Specified Defaults, (B) breach of any representations or warranties related thereto and (C) any cross default to the Term Loan Facility Documents related thereto).